                                                                    Exhibit 99.1




[NATIONAL CITY LOGO]                                  [NATIONAL CITY LETTERHEAD]



                                                      NEWS RELEASE

FOR MORE INFORMATION CONTACT:

         Thomas A. Richlovsky                 Derek Green
         Senior Vice President & Treasurer    Vice President, Investor Relations
         (216) 575-2126                       (216) 222-9849

                                              www.nationalcity.com

                                              FOR IMMEDIATE RELEASE

                NATIONAL CITY REPORTS FIRST QUARTER 2001 EARNINGS
                -------------------------------------------------


     - EXCLUDING CHARGES AND GAINS, FIRST QUARTER 2001 EPS OF $.54, UP 15% OVER FOURTH QUARTER 2000 AND 8% FROM FIRST QUARTER 2000

     -    STRONG LOAN GROWTH, HIGHER NET INTEREST INCOME, AND IMPROVED MARGINS

     -    CREDIT QUALITY REMAINS SOUND, NONPERFORMING ASSETS WITHIN EXPECTATIONS

     -    SOLID PROGRESS ON STRATEGIC DIRECTION SET IN 2000

     - REPORTED FIRST QUARTER 2001 EPS OF $.55, UP 10% OVER FOURTH QUARTER 2000 AND 4% FROM THE FIRST QUARTER LAST YEAR

         CLEVELAND, April 20, 2001--National City Corporation (NYSE: NCC) today reported first quarter 2001 net income, excluding certain charges and gains, of $326.8 million, or $.54 per diluted share. On this basis, earnings per diluted share and net income increased 14.9% and 12.5%, respectively, over the fourth quarter of 2000 and 8.0% and 8.1%, respectively, over last year's first quarter.

          Chairman and CEO David A. Daberko commented, "Over the past nine months, we have made important changes strategically and organizationally. We have sharpened our focus on the


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Corporation's business lines, maintained high standards of asset quality, managed the balance sheet for greater capital efficiency, and clearly defined our strategic direction. Our team members are dedicated to shifting the Corporation's business mix to those businesses with higher revenue growth characteristics, most notably our processing, commercial banking, and asset management businesses. We have also placed a demonstrably higher priority on developing a stronger retail culture by increasing customer acquisition and retention, and greatly improving the quality of service provided to our entire customer base. We continue to upgrade technology and product offerings and to strengthen the National City brand identity in our Midwest markets."

         Tax-equivalent net interest income for the first quarter rose to $779.2 million from $756.2 million last quarter, or over 12% on an annualized basis. Although sales and securitization of assets in 2000 initially reduced net interest income, robust loan originations have since boosted average earning assets, and when combined with better spreads, led to the increase in net interest income. Also contributing to the linked-quarter net interest income and margin improvement was core deposit growth, at an annualized pace of 3.5%. The net interest margin was 3.92% in the first quarter, continuing a positive trend over the past five quarters. Tax-equivalent net interest income for first quarter 2001 was up 5.2% from the first quarter of 2000, with the net interest margin also posting an improvement from 3.79% a year ago.

         Loan growth continued to be strong during the first quarter of 2001 with average loans reaching $66.2 billion versus $64.6 billion in last year's fourth quarter and $61.0 billion in the first quarter a year ago. First quarter 2001 average loans, after adjusting for loan sales and securitizations, grew 11.6% on an annualized basis over the fourth quarter of 2000, and gained 15.7% over the 2000 first quarter. Commercial loans and leases showed especially good growth, and greater emphasis placed on risk-adjusted returns contributed to wider spreads. Bolstered by


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lower interest rates, home equity and real estate loan production also contributed to the increase in outstanding loans. Mindful of a slowing economy and its implications on credit quality, the Corporation maintained its sound underwriting standards.

         On a year-over-year quarterly comparison of fees and other income, there was solid growth in deposit service charges, item processing revenue, and card-related fees. Fees and other income of $575.1 million in the first quarter of 2001 increased 4.7% from $549.1 million in the first quarter a year ago, excluding charges and gains related to mortgage servicing activities and venture capital investments. Increased customer debit card usage and fewer waived fees led to higher deposit service charges versus the 2000 first quarter. Item processing revenue also demonstrated strong growth over the past year due to increased debit and credit card volume and an expanded merchant base. Successful sales efforts and the securitization of nearly $1.0 billion of credit card receivables during the past year led to the year-over-year increase in card-related fees. Strong mortgage originations propelled National City's residential loan servicing portfolio to $60.6 billion at March 31, 2001, up 25% from $48.6 billion a year ago. Higher servicing fees on this much larger portfolio combined with the strength of production revenue supported solid core mortgage banking revenue, offset by lower gains on nonconforming mortgage loan sales.

         Fees and other income on an operating basis for the 2001 first quarter of $575.1 million were relatively unchanged from $578.1 million in last year's fourth quarter. A $20.6 million gain on the January 2001 securitization of nearly $400 million of credit card receivables was principally offset by a seasonal decline in item processing revenue, lower mortgage banking revenue, and a reduction in other fee income.

         Noninterest expense, excluding certain charges, was $771.5 million in the first quarter of 2001, down 4.0% from $804.0 million in the fourth quarter of 2000 and up only 1.6% from


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                                      -4-


$759.1 million in the 2000 first quarter. Favorably affecting the linked-quarter comparison of noninterest expense were lower expenses for third party services and reduced market-based compensation. Miscellaneous operating losses, affected partially by seasonal factors, also decreased from last year's fourth quarter. Higher volume-driven personnel and card processing expenses in 2001, partially offset by state and local tax refunds in 2000, led to the modest year-over-year quarterly increase in noninterest expense.

         Credit quality remained sound. The slowing economy, as expected, led to the rise in nonperforming assets and slightly higher net charge-offs. Net charge-offs in the first quarter totaled $83.2 million, or .51% of average loans, compared to $81.2 million, or .50% of average loans in the fourth quarter of 2000, and $66.1 million, or .44% of average loans in the first quarter of 2000. At March 31, 2001, the allowance for loan losses was $929.7 million, or 1.39% of loans, compared to $928.6 million, or 1.42% of loans at December 31, 2000, and $970.6 million, or 1.57% of loans a year ago. At March 31, 2001, nonperforming assets were $447.1 million, compared to $402.3 million at December 31, 2000, and $314.1 million at March 31, 2000. As a percentage of loans and other real estate, nonperforming assets were .67% at March 31, 2001, compared to
 .61% at December 31, 2000 and .51% a year ago. At March 31, 2001, real estate mortgage loans, which have historically had low loss ratios, comprised 53% of nonperforming assets.

         Net income reported for the 2001 first quarter, including the nonoperating charges and gains discussed below, was $335.4 million, or $.55 per diluted share, representing respective increases of 8.9% and 10.0% over the fourth quarter of 2000 and 4.4% and 3.8% over last year's first quarter.



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                                      -5-


         The combined nonoperating charges and gains referenced above increased reported first quarter net income by $8.6 million, or $.01 per share. These items consisted of a pretax charge of $33.5 million to write-down estimated automobile lease residual values; $221.3 million of trading gains on derivatives used to hedge mortgage servicing assets, largely offset by $198.3 million of impairment charges for estimated mortgage servicing asset devaluation; the previously-announced $40.0 million income tax charge related to exposure on interest deductions claimed for corporate-owned life insurance; and $85.3 million of equity security and venture capital investment gains.

         Fees and other income reported for the first quarter of 2001 of $598.5 million increased 7.4% from $557.4 million in the first quarter of 2000, yet were down from $604.8 million in the 2000 fourth quarter. Fees and other income for the 2001 first quarter included the aforementioned derivative trading gains and impairment charges related to mortgage servicing activities and also reflected a $26.3 million reduction in venture capital gains compared to the 2000 fourth quarter. Although the lower interest rate environment drove record mortgage production, the higher level of refinancing also increased prepayment rates and lowered the estimated value of existing mortgage servicing assets, which led to a decrease in mortgage banking revenue. This decline was more than offset by the gains recognized on derivatives used to hedge the decrease in estimated fair value of the mortgage servicing assets.

         New accounting rules adopted in 2001 caused and may continue to cause significant, but generally counterbalancing entries related to mortgage servicing hedging and valuation. The Corporation hedges the economic risk associated with changes in the fair value of mortgage servicing assets using both derivative instruments and on-balance-sheet securities. The primary hedging strategies use derivative financial instruments, which beginning January 1, 2001, are


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                                      -6-


carried at fair value on the balance sheet. Changes in the estimated fair value of these derivatives are recorded as trading gains and losses in the income statement and are not recorded as direct offsets to the related impairment recognized from the devaluation of the mortgage servicing rights.

         The Corporation continued to generate substantial profits from its bank stock and venture capital investments. Bank stock gains, included in security gains, were $84.9 million for the 2001 first quarter, versus $50.3 million last quarter, and $21.1 million for the first quarter a year ago. The bank stock fund is managed opportunistically, with the degree of market strength and industry consolidation affecting the comparability of achieved results between periods. Venture capital gains, included in other noninterest income, were $.4 million in the 2001 first quarter compared to $26.7 million last quarter and $8.2 million for the first three months of 2000.

         Noninterest expense reported in the first quarter of 2001 was $805.0 million and included a $33.5 million charge to reflect further deterioration in estimated automobile lease residual values. Noninterest expense reported in the fourth quarter of 2000 was $854.4 million and included $44.0 million of charges related to the realignment of the Corporation's consumer finance business. This strategic realignment included the decision to close all of its Loan Zone stores, exit the wholesale loan origination business of its Altegra subsidiary, and exit the automobile leasing business.

         Total assets were $90.8 billion at March 31, 2001, and total stockholders' equity was $6.8 billion. Equity as a percentage of assets stood strong at 7.44% as of March 31, 2001, up from 6.81% at the end of the 2000 first quarter. Tangible equity as a percentage of tangible assets was 6.19% at March 31, 2001, up 15% from 5.38% a year ago.


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                                      -7-


         Mr. Daberko's comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Corporation's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Further, National City Corporation has disclosed in its SEC filings that it is engaged in a dispute with the Internal Revenue Service concerning the deductibility of certain expenses for the years 1990 through 1998 related to corporate-owned life insurance programs. In the event a satisfactory settlement is not reached in negotiations with the IRS, an additional charge of up to $40.0 million may need to be recorded either later this year or in a subsequent year, pending full adjudication of the matter.

         Mr. Daberko, Jeffrey D. Kelly, chief financial officer, and Robert J. Ondercik, chief credit officer, will host a conference call today at 11:00 a.m. EDT to review first quarter results and National City's business outlook for the remainder of the year. Individual investors and the media are welcome to join the call in a listen-only mode by calling (888) 428-4474 beginning at 10:45 a.m. EDT. Associated materials are accessible through National City's website, www.nationalcity.com. A replay of the conference call will also be available through Wednesday, April 25, 2001, by calling (800) 475-6701, using the confirmation code 545483.

         National City Corporation is a $91 billion financial holding company headquartered in Cleveland, Ohio. Through its subsidiaries, the company provides a full range of financial services including investment banking, brokerage, mutual fund, insurance, and traditional banking services to individuals and businesses. National City has offices in Ohio, Pennsylvania, Indiana, Kentucky, Illinois, and Michigan. National City can be found on the World Wide Web at http://www.nationalcity.com.


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

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                        FINANCIAL HIGHLIGHTS

                                           (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                              2001                                   2000
                                          -----------    -------------------------------------------------------------     1Q01/
                                             FIRST           FOURTH           THIRD          SECOND           FIRST        1Q00
                                            QUARTER         QUARTER          QUARTER         QUARTER         QUARTER     % CHANGE
                                          -----------     -----------     ------------    ------------     -----------   ----------
EARNINGS:
TAX-EQUIVALENT NET INTEREST
  INCOME ..............................   $     779.2     $     756.2     $     746.0     $     749.0      $     740.9       5.2 %
PROVISION FOR LOAN LOSSES .............          83.4            81.4            70.4            68.7             66.3      25.7
FEES AND OTHER INCOME .................         598.5           604.8           590.9           674.3            557.4       7.4
NET SECURITIES GAINS (LOSSES) .........          88.1            50.7            27.5           (42.8)            21.5     309.3
NONINTEREST EXPENSE ...................         805.0           854.4           785.3           785.1            759.1       6.0
INCOME TAX EXPENSE AND TAX-
  EQUIVALENT ADJUSTMENT ...............         242.0           167.9           178.0           184.3            173.1      39.9
NET INCOME ............................   $     335.4     $     308.0     $     330.7     $     342.4      $     321.3       4.4


PER COMMON SHARE:
  NET INCOME
      BASIC ...........................   $       .56     $       .50     $       .55     $       .56      $       .53       5.7 %
      DILUTED .........................           .55             .50             .54             .56              .53       3.8
      DILUTED - CASH BASIS (a) ........           .58             .53             .57             .59              .56       3.6
  DIVIDENDS PAID ......................          .285            .285            .285            .285             .285      --
  BOOK VALUE ..........................         11.19           11.06           10.58           10.05             9.71      15.2
  MARKET VALUE (CLOSE) ................         26.75           28.75           22.00           17.06            20.63      29.7
  AVERAGE SHARES
      BASIC ...........................        600.89          608.52          608.28          606.93           605.77       (.8)
      DILUTED .........................        610.10          615.47          613.23          611.07           610.69       (.1)


PERFORMANCE RATIOS:
RETURN ON AVERAGE
  COMMON EQUITY .......................         20.52 %         18.75 %         21.13 %         23.13 %          22.45 %
RETURN ON AVERAGE ASSETS ..............          1.55            1.44            1.56            1.59             1.50
NET INTEREST MARGIN ...................          3.92            3.90            3.90            3.80             3.79
EFFICIENCY RATIO ......................         58.43           62.78           58.74           55.16            58.47


AT PERIOD END:
ASSETS ................................   $    90,818     $    88,535     $    85,046     $    84,601      $    86,895       4.5 %
LOANS .................................        66,673          65,604          63,660          61,570           61,857       7.8
SECURITIES (AT FAIR VALUE) ............         9,468           9,904           9,656          10,719           13,783     (31.3)
DEPOSITS ..............................        55,854          55,256          52,726          49,988           50,613      10.4
STOCKHOLDERS' EQUITY ..................         6,754           6,770           6,467           6,133            5,918      14.1
EQUITY TO ASSETS ......................        7.44 %          7.65 %          7.60 %          7.25 %           6.81 %       9.3
TANGIBLE COMMON EQUITY TO
  TANGIBLE ASSETS .....................          6.19            6.34            6.20            5.81             5.38      15.1
COMMON SHARES OUTSTANDING .............        600.75          609.19          608.40          607.43           606.23       (.9)


ASSET QUALITY:
NET CHARGE-OFFS TO AVERAGE
  LOANS (ANNUALIZED) ..................           .51 %           .50 %           .45 %           .44 %            .44 %
ALLOWANCE FOR LOAN LOSSES AS
  A PERCENTAGE OF PERIOD-END
  LOANS ...............................          1.39            1.42            1.49            1.58             1.57
NONPERFORMING ASSETS TO PERIOD-
  END LOANS AND OREO ..................           .67             .61             .57             .55              .51


================================================================================

(a)  EXCLUDES AMORTIZATION OF GOODWILL AND OTHER INTANGIBLE ASSETS.





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
                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                  CONSOLIDATED STATEMENTS OF INCOME

                                          (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      2001                                       2000
                                                   -----------       ---------------------------------------------------------------
                                                      FIRST             FOURTH           THIRD           SECOND             FIRST
                                                     QUARTER           QUARTER          QUARTER          QUARTER           QUARTER
                                                   -----------       -----------      -----------      -----------       -----------
INTEREST INCOME:
 LOANS ......................................      $ 1,506,488       $ 1,534,503      $ 1,479,328      $ 1,433,996       $ 1,342,266
 SECURITIES:
  TAXABLE ...................................          122,017           122,083          140,303          176,765           202,255
  EXEMPT FROM FEDERAL INCOME TAXES ..........           10,319            10,615           10,750           10,914            11,171
  DIVIDENDS .................................           11,146            13,346           14,054           13,989            13,463
 FEDERAL FUNDS SOLD AND SECURITY
   RESALE AGREEMENTS ........................            1,616             2,036            3,058            6,802             6,958
 OTHER INVESTMENTS ..........................            8,225             5,550            4,464            4,008             3,906
                                                   -----------      ------------     ------------      -----------       -----------
   TOTAL INTEREST INCOME ....................        1,659,811         1,688,133        1,651,957        1,646,474         1,580,019

INTEREST EXPENSE:
 DEPOSITS ...................................          506,058           526,377          500,477          466,241           443,939
 FEDERAL FUNDS BORROWED AND
   SECURITY REPURCHASE AGREEMENTS ...........           89,946           103,745          103,895           85,727           102,568
 BORROWED FUNDS .............................           27,267            15,044           28,609           77,782            43,281
 LONG-TERM DEBT AND CAPITAL
  SECURITIES ................................          265,248           295,249          281,443          276,069           257,775
                                                   -----------      ------------     ------------      -----------       -----------
   TOTAL INTEREST EXPENSE ...................          888,519           940,415          914,424          905,819           847,563
                                                   -----------       -----------      -----------      -----------       -----------

   NET INTEREST INCOME ......................          771,292           747,718          737,533          740,655           732,456
 PROVISION FOR LOAN LOSSES ..................           83,372            81,415           70,363           68,691            66,326
                                                   -----------       -----------      -----------      -----------       -----------
   NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES ...............          687,920           666,303          667,170          671,964           666,130

NONINTEREST INCOME:
 DEPOSIT SERVICE CHARGES ....................          111,806           112,975          115,392          108,073           106,313
 ITEM PROCESSING REVENUE ....................          106,441           118,845          112,051          107,326           101,218
 TRUST AND INVESTMENT MANAGEMENT
   FEES .....................................           81,850            81,144           79,805           90,054            83,624
 CARD-RELATED FEES ..........................           44,671            44,522           41,148           38,561            36,797
 MORTGAGE BANKING ...........................          (97,761)          109,596          110,454          147,610           111,294
 TRADING GAINS, NET .........................          235,745             6,098            2,773            4,164             5,155
 OTHER ......................................          115,788           131,630          129,255          178,540           112,965
                                                   -----------       -----------      -----------      -----------       -----------
   TOTAL FEES AND OTHER INCOME ..............          598,540           604,810          590,878          674,328           557,366
 NET SECURITIES GAINS (LOSSES) ..............           88,130            50,664           27,435          (42,780)           21,533
                                                   -----------       -----------      -----------      -----------       -----------
   TOTAL NONINTEREST INCOME .................          686,670           655,474          618,313          631,548           578,899

NONINTEREST EXPENSE:
 SALARIES, BENEFITS AND OTHER
   PERSONNEL ................................          410,393           413,096          405,984          401,309           406,871
 EQUIPMENT ..................................           60,002            57,997           56,038           57,759            57,682
 NET OCCUPANCY ..............................           53,479            52,015           52,730           51,816            52,668
 THIRD-PARTY SERVICES .......................           43,601            52,590           51,201           48,546            45,148
 OTHER ......................................          237,522           278,739          219,356          225,640           196,724
                                                   -----------       -----------      -----------      -----------       -----------
   TOTAL NONINTEREST EXPENSE ................          804,997           854,437          785,309          785,070           759,093
                                                   -----------       -----------      -----------      -----------       -----------

INCOME BEFORE INCOME TAX EXPENSE ............          569,593           467,340          500,174          518,442           485,936
INCOME TAX EXPENSE ..........................          234,190           159,329          169,538          176,055           164,593
                                                   -----------       -----------      -----------      -----------       -----------
   NET INCOME ...............................      $   335,403       $   308,011      $   330,636      $   342,387       $   321,343
                                                   ===========       ===========      ===========      ===========       ===========


NET INCOME PER COMMON SHARE:
   BASIC ....................................      $       .56       $       .50      $       .55      $       .56       $       .53
   DILUTED ..................................              .55               .50              .54              .56               .53


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

                                                              UNAUDITED

                                                      National City Corporation
                                               Consolidated Period-End Balance Sheets
                                                       (Dollars in Thousands)


                                                           2001                                    2000
                                                       ------------    ------------------------------------------------------------
                                                          FIRST           FOURTH          THIRD           SECOND           FIRST
                                                         QUARTER         QUARTER         QUARTER          QUARTER         QUARTER
                                                       ------------    ------------    ------------    ------------    ------------


ASSETS

  LOANS:

    COMMERCIAL .....................................   $ 27,397,956    $ 26,703,622    $ 25,873,664    $ 24,935,236    $ 23,714,907
    REAL ESTATE - COMMERCIAL .......................      6,625,035       6,511,018       6,372,924       6,265,055       6,062,272
    REAL ESTATE - RESIDENTIAL ......................     13,502,846      13,357,438      12,303,054      11,179,970      11,346,300
    CONSUMER .......................................     12,140,385      12,100,567      12,317,934      12,386,130      14,438,457
    CREDIT CARD ....................................      2,092,678       2,152,445       2,260,766       2,601,931       2,404,230
    HOME EQUITY ....................................      4,913,701       4,779,359       4,531,993       4,201,854       3,890,385
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LOANS ..................................     66,672,601      65,604,449      63,660,335      61,570,176      61,856,551
    ALLOWANCE FOR LOAN LOSSES ......................       (929,679)       (928,592)       (945,492)       (970,362)       (970,642)
                                                       ------------    ------------    ------------    ------------    ------------
      NET LOANS ....................................     65,742,922      64,675,857      62,714,843      60,599,814      60,885,909
  LOANS HELD FOR SALE OR SECURITIZATION:

    MORTGAGE LOANS HELD FOR SALE ...................      5,882,521       3,030,672       2,945,975       3,198,328       2,330,395
    CREDIT CARD LOANS HELD FOR SECURITIZATION ......           --           407,900            --              --              --
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION ..      5,882,521       3,438,572       2,945,975       3,198,328       2,330,395
  SECURITIES AVAILABLE FOR SALE, AT FAIR VALUE .....      9,468,365       9,904,533       9,655,612      10,719,285      13,783,119
  FEDERAL FUNDS SOLD AND SECURITY RESALE
    AGREEMENTS .....................................          4,460          81,040         111,222         493,130         408,228
  OTHER INVESTMENTS ................................        529,766         687,732         173,483         145,623         126,624
  CASH AND DEMAND BALANCES DUE FROM BANKS ..........      3,314,336       3,535,186       3,230,100       3,262,268       3,229,032
  PROPERTIES AND EQUIPMENT .........................      1,066,295       1,071,637       1,090,185       1,098,053       1,116,332
  ACCRUED INCOME AND OTHER ASSETS ..................      4,809,268       5,140,052       5,124,455       5,084,132       5,015,754
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL ASSETS .................................   $ 90,817,933    $ 88,534,609    $ 85,045,875    $ 84,600,633    $ 86,895,393
                                                       ============    ============    ============    ============    ============

LIABILITIES
  DEPOSITS:

    NONINTEREST BEARING DEPOSITS ...................   $ 11,563,466    $ 11,500,026    $ 10,646,830    $ 11,384,267    $ 11,034,147
    NOW AND MONEY MARKET ACCOUNTS ..................     17,703,959      17,262,587      16,496,536      16,291,791      16,488,169
    SAVINGS ACCOUNTS ...............................      2,799,732       2,883,763       3,036,999       3,230,386       3,430,306
    CONSUMER TIME DEPOSITS .........................     15,670,865      15,816,422      15,763,352      15,583,974      15,285,430
    OTHER DEPOSITS .................................      5,971,041       4,072,308       2,780,526       2,874,460       2,764,812
    FOREIGN DEPOSITS ...............................      2,145,016       3,721,316       4,001,338         623,331       1,610,489
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL DEPOSITS ...............................     55,854,079      55,256,422      52,725,581      49,988,209      50,613,353
  FEDERAL FUNDS BORROWED AND SECURITY
      REPURCHASE AGREEMENTS ........................      9,410,866       5,677,643       6,097,889       4,012,113       6,307,165
  BORROWED FUNDS ...................................      1,644,320         903,725       2,283,295       6,974,817       5,540,814
  LONG-TERM DEBT ...................................     15,329,472      17,964,800      15,455,589      15,976,934      16,803,105
  CORPORATION-OBLIGATED MANDATORILY REDEEMABLE
     CAPITAL SECURITIES OF SUBSIDIARY TRUSTS HOLDING
     SOLELY DEBENTURES OF THE CORPORATION ..........        180,000         180,000         180,000         180,000         180,000
  ACCRUED EXPENSES AND OTHER LIABILITIES ...........      1,645,209       1,782,198       1,836,114       1,335,080       1,533,348
                                                       ------------    ------------    ------------    ------------    ------------
      TOTAL LIABILITIES ............................     84,063,946      81,764,788      78,578,468      78,467,153      80,977,785
STOCKHOLDERS' EQUITY
  PREFERRED STOCK ..................................         29,968          29,968          29,982          29,982          29,982
  COMMON STOCK .....................................      2,403,000       2,436,755       2,433,591       2,429,736       2,424,912
  CAPITAL SURPLUS ..................................        841,808         837,444         828,220         812,671         798,986
  RETAINED EARNINGS ................................      3,446,673       3,405,077       3,272,496       3,119,402       2,950,299
  ACCUMULATED OTHER COMPREHENSIVE
     INCOME (LOSS) .................................         32,538          60,577         (96,882)       (258,311)       (286,571)
                                                       ------------    ------------    ------------    ------------    ------------
    TOTAL STOCKHOLDERS' EQUITY .....................      6,753,987       6,769,821       6,467,407       6,133,480       5,917,608
                                                       ------------    ------------    ------------    ------------    ------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY .........................   $ 90,817,933    $ 88,534,609    $ 85,045,875    $ 84,600,633    $ 86,895,393
                                                       ============    ============    ============    ============    ============





                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION

                                                 CONSOLIDATED AVERAGE BALANCE SHEETS

                                                        (DOLLARS IN MILLIONS)



                                                                     2001                              2000
                                                                   --------    ----------------------------------------------------
                                                                     FIRST        FOURTH        THIRD         SECOND         FIRST
ASSETS                                                              QUARTER      QUARTER       QUARTER       QUARTER        QUARTER
                                                                   --------      --------      --------      --------      --------
EARNING ASSETS:
  LOANS:
    COMMERCIAL ...............................................     $ 27,010      $ 26,132      $ 25,294      $ 24,379      $ 23,496
    REAL ESTATE - COMMERCIAL .................................        6,550         6,435         6,273         6,157         6,020
    REAL ESTATE - RESIDENTIAL ................................       13,533        12,876        11,627        11,470        10,901
    CONSUMER .................................................       12,174        12,165        12,224        13,973        14,520
    CREDIT CARD ..............................................        2,113         2,383         2,487         2,514         2,336
    HOME EQUITY ..............................................        4,845         4,654         4,343         4,044         3,770
                                                                   --------      --------      --------      --------      --------
      TOTAL LOANS ............................................       66,225        64,645        62,248        62,537        61,043
  LOANS HELD FOR SALE OR SECURITIZATION:
    MORTGAGE LOANS HELD FOR SALE .............................        3,473         2,851         3,001         2,848         2,101
    CREDIT CARD LOANS HELD FOR SECURITIZATION ................          131             4          --            --            --
                                                                   --------      --------      --------      --------      --------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION ............        3,604         2,855         3,001         2,848         2,101
  SECURITIES AVAILABLE FOR SALE, AT COST .....................        9,491         9,543        10,786        13,064        14,600
  FEDERAL FUNDS SOLD AND SECURITY
      RESALE AGREEMENTS ......................................          112           120           178           432           481
  OTHER INVESTMENTS ..........................................          330           200           165           146           154
                                                                   --------      --------      --------      --------      --------
      TOTAL EARNING ASSETS ...................................       79,762        77,363        76,378        79,027        78,379
ALLOWANCE FOR LOAN LOSSES ....................................         (950)         (967)         (991)         (995)         (996)
FAIR VALUE APPRECIATION (DEPRECIATION)
  OF SECURITIES AVAILABLE FOR SALE ...........................          123          (101)         (304)         (430)         (408)
CASH AND DEMAND BALANCES DUE
   FROM BANKS ................................................        3,000         3,005         3,091         3,116         3,140
PROPERTIES AND EQUIPMENT .....................................        1,078         1,086         1,099         1,114         1,127
ACCRUED INCOME AND OTHER ASSETS ..............................        4,598         4,914         4,928         4,939         4,709
                                                                   --------      --------      --------      --------      --------
    TOTAL ASSETS .............................................     $ 87,611      $ 85,300      $ 84,201      $ 86,771      $ 85,951
                                                                   ========      ========      ========      ========      ========

LIABILITIES
DEPOSITS:
  NONINTEREST BEARING DEPOSITS ...............................     $ 10,781      $ 10,682      $ 10,837      $ 10,934      $ 10,716
  NOW AND MONEY MARKET ACCOUNTS ..............................       17,276        16,803        16,473        16,477        16,443
  SAVINGS ACCOUNTS ...........................................        2,835         2,958         3,139         3,321         3,413
  CONSUMER TIME DEPOSITS .....................................       15,725        15,764        15,652        15,385        15,019
  OTHER DEPOSITS .............................................        4,970         3,201         2,838         2,881         2,825
  FOREIGN DEPOSITS ...........................................        2,390         3,275         2,974         2,862         3,400
                                                                   --------      --------      --------      --------      --------
    TOTAL DEPOSITS ...........................................       53,977        52,683        51,913        51,860        51,816
                                                                   --------      --------      --------      --------      --------
FEDERAL FUNDS BORROWED AND SECURITY
   REPURCHASE AGREEMENTS .....................................        7,008         6,837         6,941         6,053         7,723
BORROWED FUNDS ...............................................        1,809           872         1,726         5,056         3,126
LONG-TERM DEBT AND CAPITAL SECURITIES ........................       16,853        16,910        16,014        16,636        16,259
ACCRUED EXPENSES AND OTHER
  LIABILITIES ................................................        1,314         1,444         1,361         1,190         1,249
                                                                   --------      --------      --------      --------      --------
    TOTAL LIABILITIES ........................................       80,961        78,746        77,955        80,795        80,173
STOCKHOLDERS' EQUITY:
  PREFERRED ..................................................           30            30            30            30            30
  COMMON .....................................................        6,620         6,524         6,216         5,946         5,748
                                                                   --------      --------      --------      --------      --------
    TOTAL STOCKHOLDERS' EQUITY ...............................        6,650         6,554         6,246         5,976         5,778
                                                                   --------      --------      --------      --------      --------
    TOTAL LIABILITIES AND STOCKHOLDERS'
      EQUITY .................................................     $ 87,611      $ 85,300      $ 84,201      $ 86,771      $ 85,951
                                                                   ========      ========      ========      ========      ========


                                     -12-

                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                        AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
                                         FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                                                        (DOLLARS IN MILLIONS)

                                                               2001                                    2000
                                               ------------------------------------     ----------------------------------
                                                              TAX                                     TAX
                                                AVERAGE    EQUIVALENT      AVERAGE       AVERAGE    EQUIVALENT    AVERAGE
ASSETS                                          BALANCE     INTEREST        RATE         BALANCE     INTEREST       RATE
                                               ---------   ----------    ----------     ---------  -----------   ---------
EARNING ASSETS:
  LOANS:

    COMMERCIAL .........................       $ 27,010    $   562.5          8.44 %   $  23,496   $   490.1         8.39 %
    REAL ESTATE  - COMMERCIAL ..........          6,550        138.5          8.57         6,020       130.7         8.73
    REAL ESTATE  - RESIDENTIAL (a) .....         17,006        353.7          8.32        13,002       260.2         8.00
    CONSUMER ...........................         12,174        264.9          8.83        14,520       302.9         8.39
    CREDIT CARD (a) ....................          2,244         75.4         13.62         2,336        77.7        13.38
    HOME EQUITY ........................          4,845        113.9          9.40         3,770        83.4         8.85
                                               ---------   ----------    ----------     ---------  -----------   ---------
      TOTAL LOANS ......................         69,829      1,508.9          8.72        63,144     1,345.0         8.56
  SECURITIES:
    TAXABLE ............................          8,730        133.6          6.13        13,789       216.0         6.27
    TAX-EXEMPT .........................            761         15.4          8.08           811        16.6         8.19
                                               ---------   ----------    ----------     ---------  -----------   ---------
      TOTAL SECURITIES .................          9,491        149.0          6.29        14,600       232.6         6.38
  FEDERAL FUNDS SOLD, SECURITY RESALE
    AGREEMENTS AND OTHER INVESTMENTS ...            442          9.8          9.04           635        10.9         6.88
                                               ---------   ----------    ----------     ---------  -----------   ---------
      TOTAL EARNING ASSETS .............         79,762      1,667.7          8.44        78,379     1,588.5         8.14
ALLOWANCE FOR LOAN LOSSES ..............           (950)                                    (996)
FAIR VALUE APPRECIATION (DEPRECIATION) OF
  SECURITIES AVAILABLE FOR SALE ........            123                                     (408)
NONINTEREST EARNING ASSETS .............          8,676                                    8,976
                                               ---------                                ---------
    TOTAL ASSETS .......................       $ 87,611                                 $ 85,951
                                               =========                                =========

LIABILITIES AND STOCKHOLDERS' EQUITY
INTEREST BEARING LIABILITIES:

  NOW AND MONEY MARKET ACCOUNTS ........       $ 17,276    $   160.9          3.78 %   $  16,443   $   140.0         3.43 %
  SAVINGS ACCOUNTS .....................          2,835         10.7          1.53         3,413        14.2         1.67
  CONSUMER TIME DEPOSITS ...............         15,725        230.8          5.95        15,019       201.0         5.38
  OTHER DEPOSITS .......................          4,970         71.7          5.85         2,825        41.0         5.84
  FOREIGN DEPOSITS .....................          2,390         32.0          5.44         3,400        47.7         5.64
  FEDERAL FUNDS BORROWED ...............          3,180         47.2          6.02         3,642        53.9         5.95
  SECURITY REPURCHASE AGREEMENTS .......          3,828         42.7          4.53         4,081        48.7         4.80
  BORROWED FUNDS .......................          1,809         27.3          6.12         3,126        43.3         5.57
  LONG-TERM DEBT AND CAPITAL SECURITIES          16,853        265.2          6.36        16,259       257.8         6.37
                                               ---------   ----------    ----------    ----------  -----------   ---------
    TOTAL INTEREST BEARING LIABILITIES .         68,866        888.5          5.23        68,208       847.6         5.00
                                                           ==========    ==========                -----------   ---------
NONINTEREST BEARING DEPOSITS ...........         10,781                                   10,716
ACCRUED EXPENSES AND OTHER LIABILITIES .          1,314                                    1,249
                                               ---------                               ----------
    TOTAL LIABILITIES ..................         80,961                                   80,173
TOTAL STOCKHOLDERS' EQUITY .............          6,650                                    5,778
    TOTAL LIABILITIES AND STOCKHOLDERS'
                                               ---------                               ----------
       EQUITY ..........................       $ 87,611                                $  85,951
                                               ==========                              ==========

NET INTEREST INCOME AND INTEREST
  SPREAD ...............................                   $   779.2          3.21 %               $   740.9         3.14 %
                                                           ==========    ==========                ===========   =========

NET INTEREST MARGIN ....................                                      3.92 %                                 3.79 %
                                                                         ==========                              =========


(a)  INCLUDES LOANS HELD FOR SALE OR SECURITIZATION.

                                     -13-


                                                              UNAUDITED

                                                      NATIONAL CITY CORPORATION
                                                   SELECTED FINANCIAL INFORMATION

                                                   2001                                        2000
                                              -------------    -------------------------------------------------------------------
                                                  FIRST            FOURTH            THIRD            SECOND              FIRST
(DOLLARS IN THOUSANDS)                           QUARTER           QUARTER          QUARTER           QUARTER            QUARTER
                                              -------------    -------------     -------------     -------------     -------------
ALLOWANCE FOR LOAN LOSSES:
BALANCE AT BEGINNING
  OF PERIOD ..............................    $     928,592    $     945,492     $     970,362     $     970,642     $     970,463
PROVISION ................................           83,372           81,415            70,363            68,691            66,326
ALLOWANCE RELATED TO LOANS
  ACQUIRED (SOLD OR SECURITIZED) .........              887          (17,100)          (25,016)             (305)             --
CHARGE-OFFS:
  COMMERCIAL .............................           28,714           27,568            19,577            25,085            24,141
  REAL ESTATE - COMMERCIAL ...............            2,960            1,734             1,635             3,282               255
  REAL ESTATE - RESIDENTIAL ..............            9,993            6,533             6,169             6,270             5,551
  CONSUMER ...............................           45,438           45,731            43,248            36,772            41,717
  CREDIT CARD ............................           23,468           26,463            27,103            26,083            25,910
  HOME EQUITY ............................            2,115            2,367             1,644             2,036             1,124
                                              -------------    -------------     -------------     -------------     -------------
    TOTAL CHARGE-OFFS ....................          112,688          110,396            99,376            99,528            98,698
                                              -------------    -------------     -------------     -------------     -------------
RECOVERIES:
  COMMERCIAL .............................            4,403            3,962             4,546             3,714             5,691
  REAL ESTATE - COMMERCIAL ...............            1,296              556               945               848             1,626
  REAL ESTATE - RESIDENTIAL ..............              168              131               172               327               311
  CONSUMER ...............................           17,948           18,905            16,949            18,900            18,289
  CREDIT CARD ............................            4,932            4,790             5,176             6,313             5,894
  HOME EQUITY ............................              769              837             1,371               760               740
                                              -------------    -------------     -------------     -------------     -------------
    TOTAL RECOVERIES .....................           29,516           29,181            29,159            30,862            32,551
                                              -------------    -------------     -------------     -------------     -------------
NET CHARGE-OFFS ..........................           83,172           81,215            70,217            68,666            66,147
                                              -------------    -------------     -------------     -------------     -------------
BALANCE AT END OF PERIOD .................    $     929,679    $     928,592     $     945,492     $     970,362     $     970,642
                                              =============    =============     =============     =============     =============

(DOLLARS IN MILLIONS)
NONPERFORMING ASSETS:
NONACCRUAL AND
  RESTRUCTURED LOANS .....................    $       404.0    $       369.0     $       337.6     $       313.7     $       290.8
OTHER REAL ESTATE OWNED ..................             43.1             33.3              27.7              25.6              23.3
                                              -------------    -------------     -------------     -------------     -------------
TOTAL NONPERFORMING
  ASSETS .................................    $       447.1    $       402.3     $       365.3     $       339.3     $       314.1
                                              =============    =============     =============     =============     =============

LOANS 90 DAYS PAST-DUE
  ACCRUING INTEREST ......................    $       423.1    $       341.8     $       310.3     $       249.4     $       250.0

ASSET QUALITY RATIOS:
NET CHARGE-OFFS TO AVERAGE
  LOANS (ANNUALIZED) .....................            .51 %            .50 %             .45 %             .44 %             .44 %
ALLOWANCE FOR LOAN LOSSES AS A
  PERCENTAGE OF PERIOD-END LOANS .........             1.39             1.42              1.49              1.58              1.57
NONPERFORMING ASSETS TO
  PERIOD-END LOANS AND OREO ..............              .67              .61               .57               .55               .51

CAPITAL RATIOS*:
TIER 1 CAPITAL ...........................           7.04 %           7.02 %            7.29 %            7.12 %            6.97 %
TOTAL RISK-BASED CAPITAL .................            11.36            11.45             12.03             11.93             11.70
LEVERAGE .................................             6.58             6.70              6.67              6.23              6.05
TANGIBLE COMMON EQUITY
  TO TANGIBLE ASSETS .....................             6.19             6.34              6.20              5.81              5.38

SHARE INFORMATION:
AVERAGE BASIC SHARES .....................      600,888,928      608,522,539       608,276,536       606,927,559       605,766,137
AVERAGE DILUTED SHARES ...................      610,099,764      615,466,562       613,232,391       611,070,243       610,694,306
COMMON SHARES
  OUTSTANDING AT END OF
  PERIOD .................................      600,749,772      609,188,668       608,397,735       607,433,924       606,227,792


* First quarter 2001 ratios are based on preliminary data.